Exhibit 10.4

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Third Amended and Restated Credit Agreement (this “Amendment”) is made as of this 24th day of May, 2023, among PHYSICIANS REALTY L.P., a Delaware limited partnership (the “Borrower”), PHYSICIANS REALTY TRUST, a Maryland real estate investment trust (the “Parent” together with the Borrower, the “Credit Parties”), KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (the “Administrative Agent”), and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Credit Parties, the Administrative Agent and the Lenders have entered into a certain Third Amended and Restated Credit Agreement dated as of September 24, 2021 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of March 31, 2023, and as it may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), wherein the Administrative Agent and the Lenders agreed to provide a revolving credit facility to the Borrower in the aggregate principal amount of up to $1,000,000,000.00 and a term loan facility to the Borrower in the original principal amount of $250,000,000.00 (such term loan facility, the "Existing Term Loan Facility");

WHEREAS, the Existing Term Loan Facility has been repaid in full prior to the date hereof;

WHEREAS, the Borrower has requested that the Lenders increase the Total Facility Amount to $1,400,000,000.00 on the date hereof pursuant to Section 2.19 of the Credit Agreement by issuing a new tranche of Term Commitments (the “2028 Term Commitments” and, the term loans thereunder, the "2028 Term Loans") in the principal amount of $400,000,000.00;

WHEREAS, each Lender party hereto as a “2028 Term Lender” has agreed to issue a Term Commitment under the Credit Agreement such that (x) the Total Facility Amount will equal $1,400,000,000.00, and (y) the aggregate amount of the 2028 Term Commitments will equal $400,000,000.00; and

WHEREAS, the Credit Parties, the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

1.Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Credit Agreement and other Credit Documents shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

2.Increase of Total Facility Amount; 2028 Term Commitments. Pursuant to Section 2.19 of the Credit Agreement:

(a)  The parties hereto agree and acknowledge that, effective as of the Effective Date (as defined below):

(i)  the Total Facility Amount is $1,400,000,000.00;

(ii)  the aggregate principal amount of the 2028 Term Commitments is $400,000,000.00;

(iii)  the 2028 Term Commitments constitute a new tranche of Term Commitments under the Credit Agreement, the 2028 Term Loan constitutes a new tranche of Term Loans under the Credit Agreement, and the 2028 Term Lenders constitute Term Lenders under the Credit Agreement and are entitled to all applicable rights and privileges provided for Term Commitments, Term Loans, or Term Lenders, respectively, thereunder; and

(iv)  the 2028 Term Commitments, 2028 Term Loans, and 2028 Term Lenders shall constitute a separate class of Commitments, Loans, and Lenders, respectively, under the Credit Agreement.

(b)  Each 2028 Term Lender agrees its Term Commitments are as set forth on Appendix A (attached hereto as Exhibit A).

(c)  On the Effective Date, each 2028 Term Lender will make a 2028 Term Loan in the amount of its 2028 Term Commitment. Not later than noon (Eastern time) on the Effective Date, each of the 2028 Term Lenders will make available to the Administrative Agent, at the Administrative Agent’s Principal Office, in immediately available funds, the amount of such Lender’s 2028 Term Commitment. Upon receipt from each such 2028 Term Lender of such amount, and upon satisfaction of the other conditions set forth herein to the extent applicable, the Administrative Agent will make available to the Borrower the aggregate amount of such 2028 Term Loans made available to the Administrative Agent by the 2028 Term Lenders by crediting such amount to the account of the Borrower maintained at the Administrative Agent’s Principal Office or wiring such funds in accordance with Borrower’s written instructions. The failure or refusal of any 2028 Term Lender to make available to the Administrative Agent at the aforesaid time and place on the Effective Date the amount of its 2028 Term Commitment shall not relieve any other 2028 Term Lender from its several obligation hereunder to make available to the Administrative Agent the amount of such other Lender’s 2028 Term Commitment.

3. Representations of the 2028 Term Lenders. Each 2028 Term Lender hereby (a) acknowledges, agrees and confirms that, by its execution of this Amendment, it will issue such 2028 Term Commitments under the Credit Agreement to the amount set forth on Appendix A annexed as Exhibit A hereto; (b) confirms that it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to issue its 2028 Term Commitment under the Credit Agreement; (c) confirms that all approvals and authorizations required to permit its execution, delivery, performance and consummation of this Amendment have been obtained, and (d) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Document.

4. Amendments to Credit Agreement. Subject to satisfaction or waiver of the conditions precedent set forth in Section 5 hereof, the Credit Agreement is hereby amended as follows:

(a)  Section 1.1 of the Credit Agreement is hereby amended by:

(i)  Deleting the definition of “Required Term Lenders” in its entirety.

(ii)  Amending and restating the definition of “Lead Arrangers” in its entirety as follows:

“Lead Arrangers” means, singly and collectively, the Revolving Loan Lead Arrangers and the 2028 Term Loan Lead Arrangers.

(iii)  Amending and restating the definition of “Loan” in its entirety as follows:

“Loan” means any Revolving Loan, Swingline Loan, the Existing Term Loan, the 2028 Term Loan, or any Additional Term Loan, in each case as the context may require, and the Base Rate Loans and SOFR Loans comprising such Loans.

(iv)  Amending and restating the definition of “Term Commitment” in its entirety as follows:

“Term Commitment” means, with respect to each Term Lender, the commitment of such Term Lender to make its portion of the 2028 Term Loan to the Borrower on the Second Amendment Effective Date in an aggregate principal amount not exceeding the amount set forth with respect to such 2028 Term Lender on Appendix A. The aggregate amount of the Term Commitments as of the Second Amendment Effective Date is FOUR HUNDRED MILLION DOLLARS ($400,000,000.00). The Term Commitment shall be subject to adjustment as provided in Section 2.19.

(v)  Amending and restating the definition of “Term Lender” in its entirety as follows:

“Term Lender” means each financial institution holding any portion of the 2028 Term Loans or any Additional Term Loan, together with its successors and permitted assigns.

(vi)  Amending and restating the definition of “Term Loan” in its entirety as follows:

"Term Loan” means any 2028 Term Loans or any Additional Term Loan.

(vii)  Amending and restating the definition of “Term Maturity Date” in its entirety as follows:

“Term Maturity Date” means (a) with respect to the 2028 Term Loan, the 2028 Term Loan Maturity Date, and (b) with respect to any Additional Term Loan, the maturity date therefor as set forth in the applicable New Term Loan Amendment.

(viii)  Adding the following new definitions in appropriate alphabetical order:

“2028 Term Commitment” means, for each 2028 Term Lender, the amount set forth for such Lender on Appendix A (as amended) as such Lender’s “2028 Term Commitment”, or as set forth in the applicable Assignment Agreement, as the same may be increased or reduced as appropriate to reflect any assignments to or by such Lender pursuant to Section 11.5.

“2028 Term Lender” means a Lender having a 2028 Term Commitment, or if such 2028 Term Commitment has terminated, a Lender holding a 2028 Term Loan.

“2028 Term Loan” means a Term Loan made by a 2028 Term Lender to the Borrower on the Second Amendment Effective Date pursuant to Section 2.19 and the Second Amendment.

“2028 Term Loan Lead Arrangers” means, singly and collectively, (i) KeyBank Capital Markets, Inc., (ii) BMO Capital Markets, and (iii) Regions Bank.

“2028 Term Loan Maturity Date” means May 24, 2028.

“2028 Term Note” means a Term Note payable to a 2028 Term Lender, or its registered assignees, in a principal amount equal to the amount of such 2028 Term Lender’s 2028 Term Loan at the time of the making or acquisition of such Loan.

“Co-Documentation Agents” means, singly and collectively, (i) Bank of America, N.A., and (ii) Crédit Agricole Corporate and Investment Bank.

“Required Class Term Lenders” means, as of any date of determination with respect to any tranche of Term Loans, Term Lenders having greater than fifty percent (50%) of the aggregate amount of such applicable tranche of Term Loans; provided that the portion of such applicable tranche of Term Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Class Term Lenders for such applicable tranche of Term Loans.

“Revolving Loan Lead Arrangers” means, singly and collectively, (i) KeyBanc Capital Markets, Inc., (ii) BMO Capital Markets, and (iii) Citizens Bank, N.A.

“Second Amendment” means that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of the Second Amendment Effective Date by and among the Borrower, the Parent, the Administrative Agent, and the 2028 Term Lenders.

“Second Amendment Effective Date” means May 24, 2023.

(ix)  Section 2.7(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(iii) In the case of the 2028 Term Loan:

(A)  if a Base Rate Loan (including a Base Rate Loan referencing Adjusted Term SOFR), the Base Rate plus the Applicable Margin for Term Loans that are Base Rate Loans;

(B)  if a Daily Simple SOFR Loan, Adjusted Daily Simple SOFR plus the Applicable Margin for Term Loans that are SOFR Loans;

(C)  if a Term SOFR Loan, Adjusted Term SOFR plus the Applicable Margin for Term Loans that are SOFR Loans;

(x)  Section 2.19(a) of the Credit Agreement is hereby amended by deleting the reference to “$1,750,000,000” and inserting “$1,900,000,000” in lieu thereof.

(xi)  Section 11.4 of the Credit Agreement is hereby amended by deleting each reference to “Required Term Lenders” and inserting “Required Class Term Lenders” in lieu thereof.

5. Conditions Precedent. This Amendment shall become effective as of the first date when each of the following conditions shall have been satisfied or waived in writing by the Administrative Agent (with the date, if any on which such conditions have been satisfied or waived being referred to herein as, the “Effective Date”):

(a)  Neither a Default nor Event of Default shall exist or would result from the effectiveness of this Amendment.

(b)  The Administrative Agent shall have received executed counterparts hereof that, when taken together, bear the signatures of the Credit Parties, the 2028 Term Lenders, the Required Lenders and the Administrative Agent.

(c)  The Administrative Agent shall have received, if requested by the applicable 2028 Term Lender, a 2028 Term Note, drawn to the order of each 2028 Term Lender in the amount of its respective 2028 Term Commitment, duly executed and delivered by Borrower.

(d)  The Administrative Agent shall have confirmation that all reasonable and documented out-of-pocket fees and expenses required to be paid on or before the date hereof have been paid, including the reasonable and documented out-of-pocket fees and expenses of counsel for the Administrative Agent.

(e)  The Administrative Agent shall have received a fully executed and delivered Funding Notice (with such modifications as may reasonably be necessary to effect the 2028 Term Loans) for the 2028 Term Loan to be made on the Effective Date.

(f)  The Administrative Agent shall have received a certificate of an Authorized Officer of the Borrower certifying the conditions specified in Sections 5(a) and (g).

(g)  The representations and warranties contained in Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the Effective Date (with any representations and warranties which are subject to a materiality qualifier being true and correct in all respects in accordance with the terms thereof), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in all respects, as applicable) as of such earlier date, and except that the representations and warranties contained in subsections (a), (b) and (c) of Section 6.7 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a), (b) and (d), respectively, of Section 7.1 of the Credit Agreement.

(h)  The Administrative Agent shall have received copies of (i) articles of incorporation, certificate of organization or formation, or other like document for each of the Credit Parties certified as of a recent date by the appropriate Governmental Authority, (ii) (A) bylaws, operating agreement, partnership agreement or like document, (B) resolutions approving the transactions contemplated in connection with the financing and authorizing execution and delivery of the Amendment, and (C) incumbency certificates, for each of the Credit Parties, in each case certified by an Authorized Officer in form and substance reasonably satisfactory to the Administrative Agent, and (iii) copies of certificates of good standing, existence or other like document (if available) for each of the Credit

Parties, dated as of a recent date, from the appropriate Governmental Authority of its jurisdiction of formation or organization.

(i)  The Administrative Agent shall have received customary opinions of counsel (including local counsel to the extent required by the Administrative Agent) for each of the Credit Parties addressed to and/or for the benefit of the Administrative Agent and the Lenders party to the Amendment, including, among other things, opinions regarding the due authorization, execution and delivery of this Amendment, and the enforceability thereof.

(j)  The Administrative Agent shall have received pro forma financial projections for the Parent, the Borrower and their respective Subsidiaries on a consolidated basis, for Fiscal Years ended December 31, 2023, December 31, 2024, December 31, 2025 and December 31, 2026, respectively, which pro form financial projections shall be acceptable to the Administrative Agent, in its sole discretion.

(k)  If requested by Administrative Agent, receipt of searches of Uniform Commercial Code filings in the jurisdiction of organization of each Credit Party, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens.

(l)  The Administrative Agent shall have received pro forma Compliance Certificate, in form and substance reasonably satisfactory to the Administrative Agent.

(m)  Upon the reasonable written request of any 2028 Term Lender made at least ten (10) Business Days prior to the Effective Date, Borrower shall have provided to such 2028 Term Lender, (i) all documentation and other information about the Credit Parties required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Proceeds of Crime Act, and (ii) to the extent that the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification with respect to the Borrower.

6. Representations and Warranties. The Credit Parties hereby represent, warrant and covenant with the Administrative Agent and the Lenders that, as of the date hereof:

(a)  The representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date (with any representations and warranties which are subject to a materiality qualifier being true and correct in all respects in accordance with the terms thereof), except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

(b)  No Default or Event of Default has occurred and is continuing or would result from the transactions contemplated hereby.

(c)  The execution, delivery and performance of this Amendment and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party that is a party thereto.

7. General Terms.

(a)  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Credit Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or .pdf file shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Laws, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(b)  The Credit Parties hereby ratify, confirm and reaffirm all of the terms and conditions of the Credit Agreement, and each of the other Credit Documents, and further acknowledge and agree that all of the terms and conditions of the Credit Agreement shall remain in full force and effect except as expressly provided in this Amendment.

(c)  Except where the context clearly requires otherwise, all references to the Credit Agreement in any other Credit Document shall be to the Credit Agreement as amended by this Amendment.

(d)  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

8. Severability. In case any provision in or obligation hereunder, the Credit Agreement or any other Credit Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

PHYSICIANS REALTY L.P., a Delaware limited partnership

By:	Physicians Realty Trust, as General Partner

	By:	/s/ John T. Thomas
	Name:	John T. Thomas
	Title:	President and Chief Executive Officer

PARENT:

PHYSICIANS REALTY TRUST, a Maryland real estate investment trust

By:	/s/ John T. Thomas
Name:	John T. Thomas
Title:	President and Chief Executive Officer

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT and a 2028 TERM LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Brandon Taseff
Name:	Brandon Taseff
Title:	Senior Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

2028 TERM LENDER:

BMO HARRIS BANK, N.A.

By:	/s/ Jonas Robinson
Name:	Jonas Robinson
Title:	Director

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

2028 TERM LENDER:

REGIONS BANK

By:	/s/ Mark Hardison
Name:	Mark Hardison
Title:	Managing Director

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

2028 TERM LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Tyler Morgan
Name:	Tyler Morgan
Title:	Credit Officer

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

2028 TERM LENDER:

RAYMOND JAMES BANK

By:	/s/ Gregory A. Hargrove
Name:	Gregory A. Hargrove
Title:	Senior Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

2028 TERM LENDER:

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Fanny Charrier
Name:	Fanny Charrier
Title:	Director

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

2028 TERM LENDER:

ASSOCIATED BANK, NATIONAL ASSOCIATION

By:	/s/ Mitchell Vega
Name:	Mitchell Vega
Title:	Senior Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ William Gorman
Name:	William Gorman
Title:	Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

LENDER:

THE HUNTINGTON NATIONAL BANK

By:	/s/ Michael J. Kinnich
Name:	Michael J. Kinnich
Title:	Managing Director

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

LENDER:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Michael A. Raarup
Name:	Michael A. Raarup
Title:	Senior Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

LENDER:

COMERICA BANK

By:	/s/ Charles Weddell
Name:	Charles Weddell
Title:	Senior Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Danny Moore
Name:	Danny Moore
Title:	Authorized Signatory

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

LENDER:

ROYAL BANK OF CANADA

By:	/s/ Brian Gross
Name:	Brian Gross
Title:	Authorized Signatory

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

LENDER:

MORGAN STANLEY BANK, N.A.

By:	/s/ Jack Kuhns
Name:	Jack Kuhns
Title:	Authorized Signatory

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

LENDER:

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Jack Kuhns
Name:	Jack Kuhns
Title:	Authorized Signatory

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

GUARANTOR CONFIRMATION

The undersigned Guarantor hereby acknowledges and consents to the foregoing Second Amendment to Third Amended and Restated Credit Agreement and acknowledges and agrees that it remains obligated for the various obligations and liabilities of the Borrower to the Administrative Agent and the Lenders under the Credit Agreement as provided for in, and subject to the provisions of, the guaranty provided by the undersigned as set forth in Section 4 of the Credit Agreement.

PARENT:

PHYSICIANS REALTY TRUST, a Maryland real estate investment trust

By:	/s/ John T. Thomas
Name:	John T. Thomas
Title:	President and Chief Executive Officer

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]